UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2017

NEUROCRINE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12780 El Camino Real, San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 617-7600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 14, 2017, Neurocrine Biosciences, Inc. (the “Company”) submitted a supplemental New Drug Application (the “Supplemental NDA”) with the U.S. Food and Drug Administration (the “FDA”) for the approval of 80 mg capsules of INGREZZA® (valbenazine) for the treatment of tardive dyskinesia. As previously disclosed, on April 11, 2017, the FDA approved 40 mg capsules of INGREZZA for the treatment of tardive dyskinesia. Pending notification of the acceptance by the FDA of the Supplemental NDA, the Company has been advised that the PDUFA goal date is October 14, 2017.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Specifically, the risks and uncertainties the Company faces include risks that the Supplemental NDA may not obtain regulatory approval from the FDA, or such approval may be delayed or conditioned; risks that additional regulatory submissions may not occur or be submitted in a timely manner; risks that the FDA or regulatory authorities outside the U.S. may make adverse decisions regarding INGREZZA; risks that ongoing INGREZZA development activities may be delayed for regulatory or other reasons; risks that INGREZZA may infringe upon the proprietary rights of third parties, or have unintended side effects, adverse reactions or incidents of misuse; risks associated with the Company’s dependence on third parties for development, manufacturing and distribution activities related to INGREZZA; risks and uncertainties relating to competitive products and technological changes that may limit demand for INGREZZA; and other risks described in the Company’s annual report on Form 10-K. The Company disclaims any obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2017	NEUROCRINE BIOSCIENCES, INC.

/s/ Darin M. Lippoldt
Darin M. Lippoldt
Chief Legal Officer